Exhibit 10.1

AMENDMENT NO. 1

Dated as of July 1, 2019

to

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of December 7, 2018

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of July 1, 2019 by and among Extra Space Storage LP, a Delaware limited partnership (the “Borrower”), the financial institutions signatory hereto as “Augmenting Lenders” or “Increasing Lenders”, and U.S. Bank National Association, as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement (as defined below).

WHEREAS, the Borrower, Extra Space Storage Inc., certain financial institutions party thereto (the “Lenders”) and the Administrative Agent are party to an Amended and Restated Credit Agreement dated as of December 7, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower desires to enter into two tranches of Incremental Term Loans pursuant to and in accordance with the terms and conditions of Section 2.24 of the Credit Agreement;

WHEREAS, pursuant to Section 2.24 of the Credit Agreement, the Credit Agreement may be amended pursuant to an Incremental Term Loan Amendment executed by the Borrower, each Increasing Lender participating in a tranche of Incremental Term Loans, each Augmenting Lender participating in a tranche of Incremental Term Loans, if any, and the Administrative Agent; and

WHEREAS, each of (x) BOKF, NA as a new Lender (the “Augmenting Lender”) and (y) the existing Lenders identified on the signature pages hereof as “Increasing Lenders” (each individually, an “Increasing Lender” and collectively, the “Increasing Lenders’), are willing to provide Incremental Term Loans under the Credit Agreement, and the Borrower, the Augmenting Lender, the Increasing Lenders and the Administrative Agent have agreed to amend the Credit Agreement to effect the making of the applicable Incremental Term Loans on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent, the Augmenting Lender and the Increasing Lenders party hereto have agreed to enter into this Amendment.

1.        Incremental Term Loans; Amendments to Credit Agreement. Effective as of the date of satisfaction or waiver of the conditions precedent set forth in Section 2 below, the parties hereto agree as follows:

(a)        Pursuant to Section 2.24 of the Credit Agreement, the Augmenting Lender agrees to be bound by the provisions of the Credit Agreement and agrees that it shall, on the date of this Amendment, become a Lender for all purposes of the Credit Agreement to the same extent as if originally a party thereto, with a commitment to fund the Tranche 4 Term Loans (as defined below, and which shall constitute an Incremental Term Loan under the Credit Agreement) on the Amendment No. 1 Effective

Date (as defined below) in an amount equal to its Tranche 4 Term Loan Commitment (as defined below). Each Increasing Lender agrees, subject to the terms and conditions of the Credit Agreement, including without limitation Section 2.24 thereof, that it shall participate in the funding of the Tranche 3 Term Loans and the Tranche 4 Term Loans (each of which shall constitute Incremental Term Loans under the Credit Agreement) on the Amendment No. 1 Effective Date in amounts equal to its Tranche 3 Term Loan Commitment and Tranche 4 Term Loan Commitment, respectively.

(b)        Section 1.1 of the Credit Agreement is hereby amended to delete the definition of “Amendment No. 2 Effective Date”.

(c)        Section 1.1 of the Credit Agreement is hereby amended to amend and restate or add, as applicable, the following definitions in their appropriate alphabetical order therein:

“Amendment No. 1 Effective Date” means July 1, 2019.

“Class”, when used in reference to any Loan or Advance, refers to whether such Loan, or the Loans comprising such Advance, are Revolving Loans, Tranche 1 Term Loans, Tranche 2 Term Loans, Tranche 3 Term Loans or Tranche 4 Term Loans.

“Facility” means the Revolving Facility, the Tranche 1 Term Loan Facility, the Tranche 2 Term Loan Facility, the Tranche 3 Term Loan Facility, the Tranche 4 Term Loan Facility, any Incremental Term Loan facility or any or all of them, as the context requires.

“Lenders” means the lending institutions listed on the signature pages of this Agreement, the Augmenting Lenders or a Designated Lender and their respective successors and permitted assigns; provided, however, that the term “Lender” shall exclude each Designated Lender when used in reference to any Loan other than a Bid Rate Loan, the Commitments or terms relating to any Loan other than a Bid Rate Loan and shall further exclude each Designated Lender for all other purposes under the Loan Documents except that any Designated Lender which funds a Bid Rate Loan shall, subject to Section 12.1, have only the rights (including the rights given to a Lender contained in Section 9.6) and obligations of a Lender associated with holding such Bid Rate Loan. For the avoidance of doubt, the term “Lenders” excludes any Departing Lenders.

“Prepayment Premium” is defined in Section 2.7(c).

“Pro Rata Share” means, (a) with respect to any Revolving Lender, a portion equal to a fraction the numerator of which is such Lender’s Revolving Commitment and the denominator of which is the Aggregate Revolving Commitments, provided, however, if all of the Revolving Commitments are terminated pursuant to the terms of this Agreement, then “Pro Rata Share” with respect to any Revolving Lender means the percentage obtained by dividing (i) such Lender’s Revolving Exposure at such time by (ii) the Aggregate Outstanding Revolving Credit Exposure at such time; provided, further, that when a Defaulting Lender shall exist, “Pro Rata Share” shall be adjusted in accordance with the provisions of Section 2.22, (b) with respect to any Tranche 1 Term Loan Lender, a portion equal to a fraction the numerator of which is such Lender’s outstanding principal amount of Tranche 1 Term Loans and the denominator of which is the aggregate outstanding principal amount of the Tranche 1 Term Loans of all Lenders, (c) with respect to any Tranche 2 Term Loan Lender, a portion equal to a fraction the numerator of which is such Lender’s outstanding principal amount of Tranche 2 Term Loans and the denominator of which is the aggregate outstanding principal amount of the Tranche 2 Term Loans of all Lenders, (d) with respect to any Tranche 3 Term Loan Lender, a portion equal to a fraction the numerator of which is such Lender’s outstanding principal amount of Tranche 3 Term Loans and the denominator of which is the aggregate outstanding principal amount of the Tranche 3 Term Loans of all Lenders and (e) with respect to any Tranche 4 Term Loan Lender, a portion equal to a fraction the numerator of which is such Lender’s outstanding principal amount of Tranche 4 Term Loans and the denominator of which is the aggregate outstanding principal amount of the Tranche 4 Term Loans of all Lenders.

“Refinanced Indebtedness” is defined in Section 6.2.

“Term Loan” means a Tranche 1 Term Loan, a Tranche 2 Term Loan, a Tranche 3 Term Loan, a Tranche 4 Term Loan and/or an Incremental Term Loan, as the context requires.

“Term Loan Commitments” means, for each Lender, such Lender’s Tranche 1 Term Loan Commitment, Tranche 2 Term Loan Commitment, Tranche 3 Term Loan Commitment, Tranche 4 Term Loan Commitment and/or Incremental Term Loan Commitment.

“Term Loan Termination Date” means the Tranche 1 Term Loan Termination Date, Tranche 2 Term Loan Termination Date, Tranche 3 Term Loan Termination Date, Tranche 4 Term Loan Termination Date and/or each Incremental Term Loan Termination Date, as the context requires.

“Tranche 3 Term Loan” means a loan made pursuant to Section 2.1(d) (or any conversion or continuation thereof).

“Tranche 3 Term Loan Commitment” means, for each Lender, the obligation, if any, of such Lender to make Tranche 3 Term Loans to the Borrower, as set forth in Schedule 1, as it may be modified (a) as a result of any assignment that has become effective pursuant to Section 12.3(c) or (b) otherwise from time to time pursuant to the terms hereof. As of the Amendment No. 1 Effective Date, the aggregate amount of the Lenders’ Tranche 3 Term Loan Commitments is $245,000,000. After advancing the Tranche 3 Term Loan, each reference to a Lender’s Tranche 3 Term Loan Commitment shall refer to that Lender’s Pro Rata Share of the Tranche 3 Term Loans.

“Tranche 3 Term Loan Facility” means the $245,000,000 approximately five and one-half year term loan facility evidenced by this Agreement.

“Tranche 3 Term Loan Lender” means, as of any date of determination a Lender having a Tranche 3 Term Loan Commitment.

“Tranche 3 Term Loan Termination Date” means January 30, 2025 or any earlier date on which the Tranche 3 Term Loans are due in full pursuant to the terms hereof.

“Tranche 4 Term Loan” means a loan made pursuant to Section 2.1(e) (or any conversion or continuation thereof).

“Tranche 4 Term Loan Commitment” means, for each Lender, the obligation, if any, of such Lender to make Tranche 4 Term Loans to the Borrower, as set forth in Schedule 1, as it may be modified (a) as a result of any assignment that has become effective pursuant to Section 12.3(c) or (b) otherwise from time to time pursuant to the terms hereof. As of the Amendment No. 1 Effective Date, the aggregate amount of the Lenders’ Tranche 4 Term Loan Commitments is $255,000,000. After advancing the Tranche 4 Term Loan, each reference to a Lender’s

Tranche 4 Term Loan Commitment shall refer to that Lender’s Pro Rata Share of the Tranche 4 Term Loans.

“Tranche 4 Term Loan Facility” means the $255,000,000 approximately seven-year term loan facility evidenced by this Agreement.

“Tranche 4 Term Loan Lender” means, as of any date of determination a Lender having a Tranche 4 Term Loan Commitment.

“Tranche 4 Term Loan Termination Date” means June 29, 2026 or any earlier date on which the Tranche 4 Term Loans are due in full pursuant to the terms hereof.

(d)          Section 2.1 of the Credit Agreement is hereby amended to (i) remove “; and” from the end of clause (b) thereof and substitute “;”; (ii) remove the “.” at the end of clause (c) thereof and substitute “;” therefor; (iii) add the following clauses (d) and (e) immediately following clause (c) thereof, and (iv) restate the final paragraph of such Section 2.1 in its entirety as follows, immediately following new clause (e) as set forth below:

“(d)        on the Amendment No. 1 Effective Date, to make Tranche 3 Term Loans to the Borrower in Dollars in an amount equal to such Lender’s Tranche 3 Term Loan Commitment as of the Amendment No. 1 Effective Date by making immediately available funds available to the Administrative Agent’s designated account not later than the time specified by the Administrative Agent on the Amendment No. 1 Effective Date; and

(e)        on the Amendment No. 1 Effective Date, to make Tranche 4 Term Loans to the Borrower in Dollars in an amount equal to such Lender’s Tranche 4 Term Loan Commitment as of the Amendment No. 1 Effective Date by making immediately available funds available to the Administrative Agent’s designated account not later than the time specified by the Administrative Agent on the Amendment No. 1 Effective Date.

Subject to the terms of this Agreement, the Borrower may borrow, repay and reborrow the Revolving Loans at any time prior to the Revolving Loan Termination Date. Amounts repaid in respect of Term Loans may not be reborrowed. Unless previously terminated, (i) any unfunded Tranche 1 Term Loan Commitments and Tranche 2 Term Loan Commitments terminated at 5:00 p.m. (Chicago time) on the date of this Agreement, (ii) any unfunded Tranche 3 Term Loan Commitments and Tranche 4 Term Loan Commitments shall terminate at 5:00 p.m. (Chicago time) on the Amendment No. 1 Effective Date, and (iii) the Revolving Commitments shall terminate on the Revolving Loan Termination Date. The LC Issuer will issue Facility LCs hereunder on the terms and conditions set forth in Section 2.19.”

(e)        Section 2.3 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“2.3.      Ratable Loans; Types of Advances. Each Revolving Advance hereunder shall consist of Revolving Loans made from the several Revolving Lenders ratably according to their Pro Rata Shares. The Revolving Advances may be Base Rate Advances or Eurodollar Advances, or a combination thereof, selected by the Borrower in accordance with Sections 2.8 and 2.9. Each Tranche 1 Term Loan Advance hereunder shall consist of Tranche 1 Term Loans made from the several Tranche 1 Term Loan Lenders ratably according to their Pro Rata Shares on the funding date for each such Advance. Each Tranche 2 Term Loan Advance hereunder shall consist of Tranche 2 Term Loans made from the several Tranche 2 Term Loan Lenders ratably according to their Pro Rata Shares on the funding date for each such Advance. Each Tranche 3 Term Loan Advance hereunder shall consist of Tranche 3 Term Loans made from the several Tranche 3 Term Loan Lenders ratably according to their Pro Rata Shares on the funding date for each such Advance. Each Tranche 4 Term Loan Advance hereunder shall consist of Tranche 4 Term Loans made from the several Tranche 4 Term Loan Lenders ratably according to their Pro Rata Shares on the funding date for each such Advance. The Term Loan Advances may be Base Rate Advances or Eurodollar Advances.”

(f)        Section 2.7(b) of the Credit Agreement is hereby amended to add the following parenthetical after each instance of the word “premium” set forth therein: “(other than, in the case of the Tranche 4 Term Loans, any applicable Prepayment Premium)”.

(g)        Section 2.7 of the Credit Agreement is hereby further amended to add the following new clause (c) immediately following clause (b) thereof:

“(c)        Notwithstanding clause (b) above, to the extent that the Borrower makes (or shall be required to be made) a prepayment of principal of all or any portion of the Tranche 4 Term Loans (whether voluntary or otherwise) on or prior to the second anniversary of the Amendment No. 1 Effective Date, the Borrower shall pay to the Administrative Agent, for the ratable account of the applicable Lenders, a prepayment premium (the “Prepayment Premium”) equal to the percentage of the principal amount so prepaid (or required to be prepaid) set forth in the following table corresponding to the period during which such prepayment is made (or required to be made). Such fee shall be due and payable on the date of any such prepayment.

Period	Prepayment Premium

After the Amendment No. 1 Effective Date and on or prior to the 1-year anniversary of the Amendment No. 1 Effective Date	2.00%

After the 1-year anniversary of the Amendment No. 1 Effective Date and on or prior to the 2-year anniversary of the Amendment No. 1 Effective Date	1.00%

After the 2-year anniversary of the Amendment No. 1 Effective Date	0.00%

The Loan Parties and the Tranche 4 Term Loan Lenders expressly agree as follows:

(i)        (A)        All amounts payable pursuant to this Section 2.7(c) are reasonable and are the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (B) all such amounts shall be payable notwithstanding the then prevailing market rates at the time payment is made; (C) there has been a course of conduct between the Tranche 4 Term Loan Lenders and the Loan Parties giving specific consideration in this transaction for such agreement to pay all such amounts; (D) the Loan Parties, the Administrative Agent and the Tranche 4 Term Loan Lenders shall be estopped hereafter from claiming differently than as agreed to in this Section 2.7(c); (E) their agreement to pay all such amounts is a material inducement to the Tranche 4 Term Loan Lenders to make the Tranche 4 Term Loans, and (F) such amounts represent a good faith, reasonable estimate and calculation of the lost profits or damages of the Tranche 4 Term Loan Lenders and it would be impractical and extremely difficult to ascertain the actual amount of damages to the Tranche 4 Term Loan Lenders or profits lost by the Tranche 4 Term Loan Lenders as a result of the prepayment of the Tranche 4 Term Loans.

(ii)        Any amounts payable in accordance with this Section 2.7(c) shall be presumed to be equal to the liquidated damages sustained by the Tranche 4 Term Loan Lenders as the result of the prepayment of the Tranche 4 Term Loans and the Loan Parties agree that it is reasonable under the circumstances currently existing. THE LOAN PARTIES EXPRESSLY WAIVE TO THE EXTENT PERMITTED BY APPLICABLE LAW THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF ANY SUCH AMOUNTS IN CONNECTION WITH ANY ACCELERATION.”

(h)        Section 6.2 of the Credit Agreement is amended to amend and restate the first sentence thereof in its entirety as follows:

“The REIT and the Borrower will, and will cause each Subsidiary to, use the proceeds of the Credit Extensions for general corporate purposes (including, among others, to refinance certain existing Indebtedness from time to time); provided, that the proceeds of the Tranche 3 Term Loans and the Tranche 4 Term Loans shall be used to refinance certain existing Indebtedness previously identified in writing by the Borrower to the Administrative Agent (the “Refinanced Indebtedness”) and otherwise for general corporate purposes.”

(i)        Section 7.2 of the Credit Agreement is hereby amended to add “the Prepayment Premium,” immediately after the reference to “the LC Fee,” set forth therein.

(j)        Sections 8.2(b) and (c) are each hereby amended to include “the Prepayment Premium,” immediately following the references to “LC Fees,” set forth therein.

(k)        Section 8.3(a) is hereby amended to amend and restate clause (iii) thereof in its entirety as follows:

“(iii) postpone any regularly scheduled payment of principal of any Loan or forgive all or any portion of the principal amount thereof or any Reimbursement Obligation related thereto, or reduce the rate or extend the time of payment of interest or fees or Prepayment Premium (excluding any waiver of application of the interest rate applicable under Section 2.11, which shall only require the consent of Required Lenders) thereon or Reimbursement Obligations related thereto;”.

(l)        The Pricing Schedule attached to the Credit Agreement shall be amended and restated in its entirety as set forth on Annex I hereto.

(m)        Schedule 1 to the Credit Agreement shall be amended and restated in its entirety as set forth on Annex II hereto.

(n)        The Credit Agreement shall have new Exhibits E-5 and E-6 appended thereto immediately following Exhibit E-4, each in the forms attached hereto as Annexes V and VI, respectively.

2.        Conditions of Effectiveness. The effectiveness of this Amendment is subject to the following conditions precedent:

(a)        the Administrative Agent’s receipt of:

(i)        counterparts of this Amendment duly executed by the Borrower, the Augmenting Lender, each Increasing Lender and the Administrative Agent;

(ii)        the Consent and Reaffirmation attached hereto as Annex III (the “Reaffirmation”) duly executed by the REIT and each Guarantor;

(iii)        each other document set forth on Annex IV attached hereto;

(iv)        all of the Administrative Agent’s accrued costs, fees and expenses in connection with this Amendment through the date hereof that are required to be paid on or prior to the date hereof pursuant to Section 9.6(a) of the Credit Agreement;

(v)        (x) pro forma financial statements giving effect to incurrence of the Tranche 3 Term Loans and the Tranche 4 Term Loans, which demonstrate, in the Administrative Agent’s reasonable judgment, together with all other information then available to the Administrative Agent, that the Borrower can repay its debts and satisfy its other obligations as and when they become due, together with, (y) such information as the Administrative Agent may reasonably request to confirm the tax, legal, and business assumptions made in such pro forma financial statements, and (z) unaudited consolidated financial statements of the REIT and its Subsidiaries for the fiscal quarter ended March 31, 2019; and

(vi)        due diligence responses to its requests regarding the Eligible Properties, including a list of the Eligible Properties and the NOI attributable thereto; and

(b)        upon the reasonable request of any Increasing Lender or the Augmenting Lender made at least ten Business Days prior to the Amendment No. 1 Effective Date, the Borrower must have provided to such Lender the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act, in each case at least five Business Days prior to the Amendment No. 1 Effective Date.

3.        Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows as of the Amendment No. 1 Effective Date:

(a)        This Amendment and the Credit Agreement (as amended hereby) constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights.

(b)        As of the date hereof after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in Article V of the Credit Agreement are (A) with respect to any representations or warranties that contain a materiality qualifier, true and correct in all respects as of the Amendment No. 1 Effective Date, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all respects on and as of such earlier date and (B) with respect to any representations or warranties that do not contain a materiality qualifier, true and correct in all material respects as of the Amendment No. 1 Effective Date, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.

4.        Reference to and Effect on the Credit Agreement.

(a)        Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement, as amended hereby. This Amendment, the Reaffirmation, and any other documents described on Annex IV each constitutes a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(b)        Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)        The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5.        Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A STATE OTHER THAN THE STATE OF NEW YORK) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

6.        Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.        Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

EXTRA SPACE STORAGE LP, as the Borrower

By:	ESS Holdings Business Trust I
Its:	General Partner

By: /s/ P. Scott Stubbs
Name: P. Scott Stubbs
Title: Trustee

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Extra Space Storage LP

U.S. BANK NATIONAL ASSOCIATION, as an Increasing Lender and as Administrative Agent

By:	/s/ Michelle Pearce

Name:	Michelle Pearce
Title:	Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Extra Space Storage LP

PNC BANK, NATIONAL ASSOCIATION, as an Increasing Lender

By:	/s/ Tyler Lowry

Name:	Tyler Lowry

Title:	SVP

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Extra Space Storage LP

TD BANK, as an Increasing Lender

By:	/s/ Benjamin Kruger

Name:	Benjamin Kruger

Title:	VP

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Extra Space Storage LP

BBVA USA, as an Increasing Lender

By:	/s/ Brian Tuerff

Name:	Brian Tuerff
Title:	Senior Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Extra Space Storage LP

BOKF, NA, as an Augmenting Lender

By:	/s/ Chad Neubecker

Name:	Chad Neubecker

Title:	Senior Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Extra Space Storage LP

ANNEX I

PRICING SCHEDULE

I.	Leverage-Based Pricing

From the Effective Date until the Investment Grade Election, the Applicable Margin and the Applicable Fee Rate shall be determined as set forth below.

A.	Revolving Loans

Level	Consolidated Leverage Ratio	Applicable Margin for Eurodollar Rate Loans	Applicable Margin for Base Rate Loans	Applicable Fee Rate
1	< 35%	1.050%	0.050%	0.150%
2	≥ 35% but < 40%	1.100%	0.100%	0.150%
3	≥ 40% but < 45%	1.150%	0.150%	0.200%
4	≥ 45% but < 50%	1.250%	0.250%	0.200%
5	≥ 50% but < 55%	1.300%	0.300%	0.300%
6	≥ 55%	1.500%	0.500%	0.300%

B.	Tranche 1 Term Loans, Tranche 2 Term Loans and Tranche 3 Term Loans

Level	Consolidated Leverage Ratio	Applicable Margin for Eurodollar Rate Loans	Applicable Margin for Base Rate Loans
1	< 35%	1.200%	0.200%
2	≥ 35% but < 40%	1.250%	0.250%
3	≥ 40% but < 45%	1.350%	0.350%
4	≥ 45% but < 50%	1.400%	0.400%
5	≥ 50% but < 55%	1.500%	0.500%
6	≥ 55%	1.700%	0.700%

C.	Tranche 4 Term Loans

Level	Consolidated Leverage Ratio	Applicable Margin for Eurodollar Rate Loans	Applicable Margin for Base Rate Loans
1	< 35%	1.500%	0.500%
2	≥ 35% but < 40%	1.600%	0.600%

3	≥ 40% but < 45%	1.650%	0.650%
4	≥ 45% but < 50%	1.750%	0.750%
5	≥ 50% but < 55%	1.850%	0.850%
6	≥ 55%	2.200%	1.200%

For the purposes of Section I (Leverage-Based Pricing) of this Schedule, “Financials” means the annual or quarterly financial statements of the Borrower delivered pursuant to Section 6.1(a) or (b).

Until the Investment Grade Election, the Applicable Margin and Applicable Fee Rate shall be determined in accordance with the foregoing table based on the Borrower’s Consolidated Leverage Ratio as reflected in the then most recent Financials. Adjustments, if any, to the Applicable Margin and Applicable Fee Rate shall be effective from and after the first Business Day immediately following the date on which the delivery of such Financials is required until the first Business Day immediately following the next such date on which delivery of such Financials of the REIT and its Subsidiaries is so required. If the Borrower fails to deliver the Financials to the Administrative Agent at the time required pursuant to Section 6.1, then the Applicable Margin and Applicable Fee Rate shall be the highest Applicable Margin and Applicable Fee Rate set forth in the foregoing table until five (5) days after such Financials are so delivered.

Notwithstanding the foregoing, (a) Level 2 shall be deemed to be applicable until the Administrative Agent’s receipt of the applicable Financials for the Borrower’s first fiscal quarter ending after the Effective Date, and adjustments to the Level then in effect shall thereafter be effected in accordance with the preceding paragraph and (b) Level 3 shall be deemed to be applicable for the Tranche 3 Term Loans and Tranche 4 Term Loans until the Administrative Agent’s receipt of the applicable Financials for the Borrower’s fiscal quarter ending June 30, 2019.

II.	Rating-Based Pricing

From and after the Investment Grade Election, the Applicable Margin and the Applicable Fee Rate shall be determined as set forth below.

A.	Revolving Loans

Level	Rating	Applicable Margin for Eurodollar Loans	Applicable Margin for Base Rate Loans	Applicable Fee Rate
1	A or higher/A2 or higher	0.750%	0.00%	0.100%
2	A-/A3	0.775%	0.00%	0.125%
3	BBB+/Baa1	0.825%	0.00%	0.150%
4	BBB/Baa2	0.900%	0.00%	0.200%
5	BBB-/Baa3	1.100%	0.100%	0.250%
6	<BBB-/Baa3	1.450%	0.450%	0.300%

B.	Tranche 1 Term Loans, Tranche 2 Term Loans and Tranche 3 Term Loans

Level	Rating	Applicable Margin for Eurodollar Loans	Applicable Margin for Base Rate Loans
1	A or higher/A2 or higher	0.800%	0.00%
2	A-/A3	0.850%	0.00%
3	BBB+/Baa1	0.900%	0.00%
4	BBB/Baa2	1.000%	0.00%
5	BBB-/Baa3	1.250%	0.250%
6	<BBB-/Baa3	1.650%	0.650%

C.	Tranche 4 Term Loans

Level	Rating	Applicable Margin for Eurodollar Loans	Applicable Margin for Base Rate Loans
1	A or higher/A2 or higher	1.400%	0.400%
2	A-/A3	1.400%	0.400%
3	BBB+/Baa1	1.450%	0.450%
4	BBB/Baa2	1.550%	0.550%
5	BBB-/Baa3	1.700%	0.700%
6	<BBB-/Baa3	2.250%	1.250%

For the purposes of Section II (Rating-Based Pricing) of this Schedule, the following terms have the following meanings, subject to the final two paragraphs of this Section II:

“Moody’s Rating” means, at any time, the rating issued by Moody’s and then in effect with respect to the Borrower’s senior unsecured long-term debt securities without third-party credit enhancement.

“Rating” means, as applicable, each of the Moody’s Rating, the S&P Rating and any other rating issued by another nationally recognized ratings agency and then in effect with respect to the Borrower’s senior unsecured long-term debt securities without third-party credit enhancement, as applicable.

“S&P Rating” means, at any time, the rating issued by S&P and then in effect with respect to the Borrower’s senior unsecured long-term debt securities without third-party credit enhancement.

The Applicable Margin and Applicable Fee Rate shall be determined in accordance with the foregoing table based on the Borrower’s Level as determined from its then-current Ratings. The credit rating in effect on any date for the purposes of this Schedule is that in effect at the close of business on such date. If the Ratings differ by one level, then the applicable level will be the higher Rating. If the Ratings differ by two or more levels, then the applicable level will be the level corresponding to the midpoint between the two Ratings (unless there is no midpoint, in which case the applicable level will be one level below the level corresponding to the higher Rating). If the Borrower obtains debt ratings from a third nationally recognized ratings agency, the applicable level will be the lower of the highest two ratings (provided that one of the two highest ratings must be from either S&P or Moody’s). If the Borrower does not maintain debt ratings from at least two nationally recognized rating agencies, Level 5 shall exist. Once the Borrower has made the Investment Grade Election, the Leverage-Based Pricing tables above shall cease to be available.

Any change in the Borrower’s Rating which would cause it to move to a different level shall be effective as of the first Business Day following receipt by the Administrative Agent of written notice delivered by the Borrower in accordance with the Loan Documents that the Borrower’s Rating has changed; provided, however, if the Borrower has not delivered such required notice but the Administrative Agent becomes aware that the Borrower’s Rating has changed, then the Administrative Agent may, in its sole discretion, adjust the level effective as of the first Business Day following the date upon which the Administrative Agent becomes aware that the Borrower’s Rating has changed.

ANNEX II

SCHEDULE 1

Commitments1

Lender:	Revolving Commitment:	Tranche 1 Term Loan Commitment:	Tranche 2 Term Loan Commitment:	Tranche 3 Term Loan Commitment	Tranche 4 Term Loan Commitment	Total Commitment:
U.S. Bank National Association	$56,000,000	$49,000,000	$45,000,000	$70,000,000	$50,000,000	$270,000,000
Wells Fargo Bank, National Association	$56,000,000	$39,000,000	$45,000,000	$0	$0	$140,000,000
Bank of America, N.A.	$56,000,000	$69,000,000	$0	$0	$0	$125,000,000
PNC Bank, National Association	$53,000,000	$37,000,000	$45,000,000	$47,000,000	$50,000,000	$232,000,000
TD Bank	$52,000,000	$23,000,000	$45,000,000	$40,000,000	$80,000,000	$240,000,000
JPMorgan Chase Bank, N.A.	$52,000,000	$43,000,000	$0	$0	$0	$95,000,000
BMO Harris Bank N.A.	$52,000,000	$43,000,000	$0	$0	$0	$95,000,000
Bank of the West	$52,000,000	$23,000,000	$20,000,000	$0	$0	$95,000,000
Citibank, N.A.	$52,000,000	$43,000,000	$0	$0	$0	$95,000,000
BBVA USA	$52,000,000	$43,000,000	$0	$88,000,000	$0	$183,000,000
Regions Bank	$52,000,000	$33,000,000	$0	$0	$0	$85,000,000
Branch Banking and Trust Company	$20,000,000	$30,000,000	$0	$0	$0	$50,000,000
Associated Bank, National Association	$15,000,000	$5,000,000	$20,000,000	$0	$0	$40,000,000
Morgan Stanley Bank N.A.	$30,000,000	$0	$0	$0	$0	$30,000,000
BOKF, NA	$0	$0	$0	$0	$75,000,000	$75,000,000

Total Commitments	$650,000,000	$480,000,000	$220,000,000	$245,000,000	$255,000,000	$1,850,000,000

1 For the avoidance of doubt, the Tranche 1 Term Loan Commitments and Tranche 2 Term Loan Commitments terminated on the Effective Date upon the funding of the Tranche 1 Term Loans and Tranche 2 Term Loans, respectively.

ANNEX III

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Amended and Restated Credit Agreement dated as of December 7, 2018 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among Extra Space Storage LP (the “Borrower”), Extra Space Storage Inc. (the “REIT”), the financial institutions from time to time party thereto (the “Lenders”) and U.S. Bank National Association, as Administrative Agent for the Lenders (the “Administrative Agent”), which Amendment No. 1 is dated as of July 1, 2019 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned (i) consents to the Amendment, (ii) reaffirms its obligations under the Credit Agreement, the Guaranty and each and every other Loan Document to which it is a party and (iii) acknowledges and agrees that such Credit Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment.

Dated: July 1, 2019

[Signature Pages Follow]

ASSC HT LLC

ASSC MH LLC

ASSC WH LLC

BREN STORAGE, LLC

EDGEWATER REIT ACQUISITION (MD) LLC

EP RHINO, LLC

ESP 135 LLC

ESP SEVEN SUBSIDIARY LLC

ESS OF PLANTATION LLC

ESS PROPERTIES 116 LLC

ESS PROPERTIES 151 LLC

ESS STORAGE ACQUISITION EIGHT LLC

ESS STORAGE ACQUISITION ELEVEN LLC

ESS STORAGE ACQUISITION FIFTEEN LLC

ESS STORAGE ACQUISITION FIVE LLC

ESS STORAGE ACQUISITION FOUR LLC

ESS STORAGE ACQUISITION FOURTEEN LLC

ESS STORAGE ACQUISITION NINE LLC

ESS STORAGE ACQUISITION ONE LLC

ESS STORAGE ACQUISITION SEVEN LLC

ESS STORAGE ACQUISITION SIX LLC

ESS STORAGE ACQUISITION TEN LLC

ESS STORAGE ACQUISITION THIRTEEN LLC

ESS STORAGE ACQUISITION THREE LLC

ESS STORAGE ACQUISITION TWELVE LLC

ESS STORAGE ACQUISITION TWO LLC

ESS WCOT FL LLC

ESS-H BAYCHESTER ASSOCIATES, LLC

ESS-H BLOOMFIELD INVESTMENT LLC

ESS-H CHEMICAL ROAD INVESTMENTS, LLC

ESS-H ELMONT ASSOCIATES LLC

EXTRA SPACE OF ANNAPOLIS LLC

EXTRA SPACE OF ANNAPOLIS MEMBER LLC

EXTRA SPACE OF AUSTIN BLUFFS LLC

EXTRA SPACE OF AVENEL LLC

EXTRA SPACE OF CASTLE ROCK LLC

EXTRA SPACE OF EDGEWOOD LLC

EXTRA SPACE OF EDGEWOOD PULASKI HWY LLC

EXTRA SPACE OF FREEPORT LLC

EXTRA SPACE OF FT WASHINGTON LLC

EXTRA SPACE OF FT WASHINGTON MEMBER LLC

EXTRA SPACE OF HANOVER NEW RIDGE ROAD LLC

EXTRA SPACE OF HILO LLC

EXTRA SPACE OF HONOLULU AHUA STREET LLC

EXTRA SPACE OF HONOLULU KEAHOLE STREET LLC

EXTRA SPACE OF LIHUE LLC

EXTRA SPACE OF LOS ANGELES SLAUSON AVE LLC

EXTRA SPACE OF MANAYUNK LLC

EXTRA SPACE OF MASSACHUSETTS THREE LLC

EXTRA SPACE OF MINNETONKA LLC

Signature Page to Consent and Reaffirmation

Amendment No. 1 to Amended and Restated Credit Agreement

Extra Space Storage LP

EXTRA SPACE OF NANUET TWO LLC

EXTRA SPACE OF NORTH HOLLYWOOD COLDWATER CANYON LLC

EXTRA SPACE OF PENNSYLVANIA LLC

EXTRA SPACE OF RICHMOND MEEKER AVE LLC

EXTRA SPACE OF SUNLAND FOOTHILL BLVD LLC

EXTRA SPACE OF VAN NUYS RAYMER LLC

EXTRA SPACE PROPERTIES 102 LLC

EXTRA SPACE PROPERTIES 113 LLC

EXTRA SPACE PROPERTIES 120 LLC

EXTRA SPACE PROPERTIES 122 LLC

EXTRA SPACE PROPERTIES 131 LLC

EXTRA SPACE PROPERTIES 132 LLC

EXTRA SPACE PROPERTIES EIGHTEEN LLC

EXTRA SPACE PROPERTIES EIGHTY FIVE LLC

EXTRA SPACE PROPERTIES EIGHT FOUR LLC

EXTRA SPACE PROPERTIES EIGHTY LLC

EXTRA SPACE PROPERTIES EIGHTY NINE LLC

EXTRA SPACE PROPERTIES EIGHTY ONE LLC

EXTRA SPACE PROPERTIES EIGHTY SEVEN LLC

EXTRA SPACE PROPERTIES FIFTY ONE LLC

EXTRA SPACE PROPERTIES FIFTY THREE LLC

EXTRA SPACE PROPERTIES FIFTY TWO LLC

EXTRA SPACE PROPERTIES FORTY LLC

EXTRA SPACE PROPERTIES NINETY FIVE LLC

EXTRA SPACE PROPERTIES NINETY NINE LLC

EXTRA SPACE PROPERTIES NINETY ONE LLC

EXTRA SPACE PROPERTIES NINETY SIX LLC

EXTRA SPACE PROPERTIES NINETY THREE LLC

EXTRA SPACE PROPERTIES SEVENTY EIGHT LLC

EXTRA SPACE PROPERTIES SEVENTY FOUR LLC

EXTRA SPACE PROPERTIES SEVENTY LLC

EXTRA SPACE PROPERTIES SEVENTY TWO LLC

EXTRA SPACE PROPERTIES THIRTY LLC

EXTRA SPACE PROPERTIES THIRTY ONE LLC

EXTRA SPACE PROPERTIES TWENTY FIVE LLC

EXTRA SPACE PROPERTIES TWENTY FOUR LLC

EXTRA SPACE PROPERTIES TWENTY ONE LLC

EXTRA SPACE PROPERTIES TWENTY SIX LLC

EXTRA SPACE PROPERTIES TWO LLC

EXTRA SPACE STORAGE LLC

EXTRA SPACE WEST ONE LLC

EXTRA SPACE WEST TWO LLC

JILES ROAD STORAGE, LLC

HAMPSHIRE DREAM TEAM HAZLET, LLC

HPFVIII ELMONT MEMBER LLC

LINDBERGH INVESTMENTS, LLC

MADISON COUNTY SELF STORAGE, LLC

OAKDALE INVESTMENTS, LLC

SELF STORAGE REIT II, LLC

SELF STORAGE REIT, LLC

Signature Page to Consent and Reaffirmation

Amendment No. 1 to Amended and Restated Credit Agreement

Extra Space Storage LP

SOUTHWEST COLONIAL, LLC

SPACESAVERS, LLC

SSTI 1000 E 95TH ST, LLC

SSTI 10490 COLONEL CT, LLC

SSTI 1117 BOWMAN RD, LLC

SSTI 1120 S LAS VEGAS BLVD, LLC

SSTI 120 NORTHPOINT DR, LLC

SSTI 15 LANDINGS DR, LLC

SSTI 1533 ASHLEY RIVER RD, LLC

SSTI 1625 WEST CHANDLER BLVD, LLC

SSTI 1742 PASS RD, LLC

SSTI 1990 NW FEDERAL HWY 1, LLC

SSTI 201 FULTON CT, LLC

SSTI 2016 LEBANON RD, LLC

SSTI 2025 N RANCHO RD, LLC

SSTI 2244 S WESTERN AVE, LLC

SSTI 2343 SAVANNAH HWY, LLC

SSTI 2526 RITCHIE ST, LLC

SSTI 2619 AUSTELL RD, LLC

SSTI 2727 MISSOURI AVE, LLC

SSTI 281 RICHWOOD RD, LLC

SSTI 298 RED CEDAR ST, LLC

SSTI 30 TERRACE RD, LLC

SSTI 3015 RICKS INDUSTRIAL PARK DR, LLC

SSTI 3155 W ANN RD, LLC

SSTI 3803 S PRIEST DR, LLC

SSTI 4257 BUFORD DR, LLC

SSTI 4435 SKIPPACK PIKE, LLC

SSTI 4761 GULF BREEZE PKWY, LLC

SSTI 4770 S PECOS AVE, LLC

SSTI 512 PERCIVAL RD, LLC

SSTI 5219 PLANK RD, LLC

SSTI 550 MAIN ST, LLC

SSTI 5525 W ROOSEVELT RD, LLC

SSTI 5550 TIMUQUANA RD, LLC

SSTI 5701 W OGDEN AVE, LLC

SSTI 5970 CENTENNIAL CIR, LLC

SSTI 6010 MONTICELLO DR, LLC

SSTI 6047 WOODROW BEAN DR, LLC

SSTI 6195 SOUTH KANNER HWY, LLC

SSTI 69 MALLORY AVE, LLC

SSTI 75 BROOKLINE RD, LLC

SSTI 782 KING GEORGE BLVD, LLC

SSTI 815 LASALLE AVE, LLC

SSTI 8337 TARA BLVD, LLC

SSTI 890 ST PETERS CHURCH RD, LLC

SSTI 9252 E GUADALUPE RD, LLC

SSTI 99 2ND AVE, LLC

STORAGE ADVANTAGE, LLC

STORAGE DEVELOPMENT HERNDON, L.L.C.

Signature Page to Consent and Reaffirmation

Amendment No. 1 to Amended and Restated Credit Agreement

Extra Space Storage LP

STORAGE USA, L.L.C.

SUSA YPSILANTI, L.L.C.

U LOCK, LLC

USA BAY AREA SELF STORAGE GP, LLC

USA BAY AREA SELF STORAGE GP, LLC

USA CHARLESTON LV SELF STORAGE, LLC

USA DURANGO LV SELF STORAGE, LLC

USA GREENVILLE SC SELF STORAGE GP, LLC

USA HOLLYWOOD SELF STORAGE, LLC

USA SELF STORAGE I, LLC

USA SENATE AVENUE SELF STORAGE, LLC

USA SF SELF STORAGE, LLC

WCOT EXTRA SPACE WEST TWO CARSON, LLC

WCOT EXTRA SPACE WEST TWO CESAR CHAVEZ, LLC

WCOT EXTRA SPACE WEST TWO CHATSWORTH, LLC

WCOT EXTRA SPACE WEST TWO OAKLAND, LLC

WCOT EXTRA SPACE WEST TWO SATICOY, LLC

WW MADISON REALTY LIMITED LIABILITY COMPANY

By:	/s/ P. Scott Stubbs

Name:	P. Scott Stubbs
Title:	Manager

Signature Page to Consent and Reaffirmation

Amendment No. 1 to Amended and Restated Credit Agreement

Extra Space Storage LP

EXTRA SPACE STORAGE INC.

By:	/s/ P. Scott Stubbs
Name:	P. Scott Stubbs
Title:	Chief Financial Officer and Executive Vice President

Signature Page to Consent and Reaffirmation

Amendment No. 1 to Amended and Restated Credit Agreement

Extra Space Storage LP

ESS HOLDINGS BUSINESS TRUST I
ESS HOLDINGS BUSINESS TRUST II

By:	/s/ P. Scott Stubbs

Name:	P. Scott Stubbs
Title:	Trustee

Signature Page to Consent and Reaffirmation

Amendment No. 1 to Amended and Restated Credit Agreement

Extra Space Storage LP

EXTRA SPACE MANAGEMENT, INC.

By:	/s/ P. Scott Stubbs
Name: P. Scott Stubbs
Title: President

Signature Page to Consent and Reaffirmation

Amendment No. 1 to Amended and Restated Credit Agreement

Extra Space Storage LP

USA GREENVILLE SC SELF STORAGE, LP

By:	USA Greenville SC Self Storage GP, LLC
Its:	General Partner

By:	/s/ P. Scott Stubbs

Name:	P. Scott Stubbs
Title:	Manager

Signature Page to Consent and Reaffirmation

Amendment No. 1 to Amended and Restated Credit Agreement

Extra Space Storage LP

EXTRA SPACE OF PICO RIVERA LLC

By:	Extra Space Storage LLC
Its:	Manager

By:	/s/ P. Scott Stubbs

Name:	P. Scott Stubbs
Title:	Manager

Signature Page to Consent and Reaffirmation

Amendment No. 1 to Amended and Restated Credit Agreement

Extra Space Storage LP

USA BAY AREA SELF STORAGE, LP

By:	USA Bay Area Self Storage GP, LLC
Its:	General Partner

	By:	Edgewater REIT Acquisition (MD) LLC
	Its:	Manager

By: /s/ P. Scott Stubbs
Name: P. Scott Stubbs
Title: Manager

Signature Page to Consent and Reaffirmation

Amendment No. 1 to Amended and Restated Credit Agreement

Extra Space Storage LP

EXTRA SPACE OF MORRISVILLE LP

By:	Extra Space of Pennsylvania LLC
Its:	General Partner

By: /s/ P. Scott Stubbs
Name: P. Scott Stubbs
Title: Manager

Signature Page to Consent and Reaffirmation

Amendment No. 1 to Amended and Restated Credit Agreement

Extra Space Storage LP

ESS SSTI 2015, L.P.

By:	Edgewater REIT Acquisition (MD) LLC
Its:	General Partner

By: /s/ P. Scott Stubbs
Name: P. Scott Stubbs
Title: Manager

Signature Page to Consent and Reaffirmation

Amendment No. 1 to Amended and Restated Credit Agreement

Extra Space Storage LP

USA SS REIT II OPERATING PARTNERSHIP, L.P.

By:	Self Storage REIT II, LLC
Its:	General Partner

By: /s/ P. Scott Stubbs
Name: P. Scott Stubbs
Title: Manager

Signature Page to Consent and Reaffirmation

Amendment No. 1 to Amended and Restated Credit Agreement

Extra Space Storage LP

SOUTH PHILADELPHIA ACQUISITION, LP

By:	Extra Space Storage LLC
Its:	General Partner

By: /s/ P. Scott Stubbs
Name: P. Scott Stubbs
Title: Manager

Signature Page to Consent and Reaffirmation

Amendment No. 1 to Amended and Restated Credit Agreement

Extra Space Storage LP

STORAGE PARTNERS OF WARRINGTON, LP

By:	Extra Space Storage LLC
Its:	General Partner

By: /s/ P. Scott Stubbs
Name: P. Scott Stubbs
Title: Manager

Signature Page to Consent and Reaffirmation

Amendment No. 1 to Amended and Restated Credit Agreement

Extra Space Storage LP

USA SELF STORAGE OPERATING PARTNERSHIP, LP

By:	Self Storage REIT, LLC
Its:	General Partner

By: /s/ P. Scott Stubbs
Name: P. Scott Stubbs
Title: Manager

Signature Page to Consent and Reaffirmation

Amendment No. 1 to Amended and Restated Credit Agreement

Extra Space Storage LP

ANNEX IV

LIST OF CLOSING DOCUMENTS

1.

Amendment No. 1 (the “Amendment”) to Amended and Restated Credit Agreement dated as of December 7, 2018, among Extra Space Storage LP (the “Borrower”), the Augmenting Lender and Increasing Lenders party thereto and U.S. Bank National Association, as administrative agent (in such capacity, the “Administrative Agent”).

2.	Notes executed by the Borrower in favor of each of the Augmenting Lender and the Increasing Lenders, if any, which has requested a note pursuant to Section 2.13(d) of the Credit Agreement.

3.

Consent and Reaffirmation executed by the Guarantors party to the Guaranty prior to the Amendment No. 1 Effective Date (collectively with the Borrower, the “Existing Loan Parties”) and the New Guarantors (as defined below, and collectively with the Existing Loan Parties, the “Loan Parties”) in favor of the Administrative Agent.

4.

Certificate of the Secretary of the Parent Guarantor, certifying (i) the charter document of each Loan Party, as attached thereto and as certified as of a recent date by the Secretary of State (or analogous governmental entity) of the jurisdiction of its organization (or if applicable, certifying that there have been no changes in the charter document of each Existing Loan Party since previously certified to the Administrative Agent on December 7, 2018), (ii) the Operating Agreement or other organizational document, as attached thereto, of each Loan Party as in effect on the date of such certification (or if applicable, certifying that there have been no changes in the Operating Agreement or other organizational document of each Existing Loan Party since previously certified to the Administrative Agent on December 7, 2018), (iii) resolutions of the Board of Directors of the Parent Guarantor or other applicable authorizing party of each Loan Party authorizing the execution and delivery of the Amendment, the Guaranty Supplement and/or the Consent and Reaffirmation, as applicable, and the performance of each Loan Document to which it is a party, (iv) the Good Standing Certificate (or analogous documentation if applicable) for each Loan Party from the Secretary of State (or analogous governmental entity) of the jurisdiction of its organization, to the extent generally available in such jurisdiction and to the extent available for such entity, (v) the names and true signatures of the authorized signatories with respect to each Loan Party authorized to sign the Loan Documents to which it is a party, and (in the case of Borrower) among other things authorized to request an Advance or the issuance of a Facility LC under the Credit Agreement, (vi) that no Material Adverse Change has occurred, (vii) that there is no litigation or other proceeding relating adversely to or affecting the Parent Guarantor or its Subsidiaries which could reasonably be expected to result in a Material Adverse Effect, and (viii) that attached thereto are copies of all governmental, shareholder, corporate and third party consents, if any, required in respect of the Tranche 3 Term Loan Facility and the Tranche 4 Term Loan Facility (or certifying that no such consents are required).

5.	Opinion of Latham and Watkins LLP, counsel for the Loan Parties.

6.	Opinions of local counsel to the Parent Guarantor and the other Loan Parties, as agreed between primary counsel to the Borrower and counsel to the Administrative Agent.

7.

Compliance Certificate signed by an Authorized Signatory of the Borrower calculating (and showing compliance with) the financial covenants set forth in Section 6.16 as of March 31, 2019 calculated on a pro forma basis giving effect to the incurrence of the Tranche 3 Term Loans and Tranche 4 Term Loans and the repayment of the Refinanced Indebtedness.

ANNEX V

EXHIBIT E-5

FORM OF TRANCHE 3 TERM LOAN NOTE

[                    ], 20[    ]

Extra Space Storage LP, a Delaware limited partnership (the “Borrower”), promises to pay to [                                                                             ] or its registered assigns (the “Lender”) the aggregate unpaid principal amount of all Tranche 3 Term Loans made by the Lender to the Borrower pursuant to Section 2.1(d) of the Agreement (as hereinafter defined), in immediately available funds at the applicable office of U.S. Bank National Association, as Administrative Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Tranche 3 Term Loans in full on the Tranche 3 Term Loan Termination Date.

The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Tranche 3 Term Loan and the date and amount of each principal payment hereunder.

This Term Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Amended and Restated Credit Agreement dated as of December 7, 2018 (which, as it may be amended or modified and in effect from time to time, is herein called the “Agreement”), among the Borrower, Extra Space Storage Inc., the lenders party thereto, including the Lender, the LC Issuer and U.S. Bank National Association, as Administrative Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Term Note, including the terms and conditions under which this Term Note may be prepaid or its maturity date accelerated. This Term Note is guaranteed pursuant to the Guaranty, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

The undersigned waives demand, presentment, notice of nonpayment, protest, notice of protest and notice of dishonor.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A STATE OTHER THAN THE STATE OF NEW YORK) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

EXTRA SPACE STORAGE LP,

By:	ESS Holdings Business Trust I

Its:	General Partner

By:

Name:
Title:

SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL

TO

TRANCHE 3 TERM LOAN NOTE OF [                                ],

DATED [_________], 20[__]

Date	Principal Amount of Tranche 3 Term Loan	Type of Tranche 3 Term Loan	Maturity of Interest Period	Principal Amount Paid	Unpaid Balance

ANNEX VI

EXHIBIT E-6

FORM OF TRANCHE 4 TERM LOAN NOTE

[                ], 20[    ]

Extra Space Storage LP, a Delaware limited partnership (the “Borrower”), promises to pay to [                                                         ] or its registered assigns (the “Lender”) the aggregate unpaid principal amount of all Tranche 4 Term Loans made by the Lender to the Borrower pursuant to Section 2.1(e) of the Agreement (as hereinafter defined), in immediately available funds at the applicable office of U.S. Bank National Association, as Administrative Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Tranche 4 Term Loans in full on the Tranche 4 Term Loan Termination Date.

The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Tranche 4 Term Loan and the date and amount of each principal payment hereunder.

This Term Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Amended and Restated Credit Agreement dated as of December 7, 2018 (which, as it may be amended or modified and in effect from time to time, is herein called the “Agreement”), among the Borrower, Extra Space Storage Inc., the lenders party thereto, including the Lender, the LC Issuer and U.S. Bank National Association, as Administrative Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Term Note, including the terms and conditions under which this Term Note may be prepaid or its maturity date accelerated. This Term Note is guaranteed pursuant to the Guaranty, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

The undersigned waives demand, presentment, notice of nonpayment, protest, notice of protest and notice of dishonor.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A STATE OTHER THAN THE STATE OF NEW YORK) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

EXTRA SPACE STORAGE LP,

By:	ESS Holdings Business Trust I

Its:	General Partner

By:

Name:

Title:

SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL

TO

TRANCHE 4 TERM LOAN NOTE OF [                                  ],

DATED [                ], 20[    ]

Date	Principal Amount of Tranche 4 Term Loan	Type of Tranche 4 Term Loan	Maturity of Interest Period	Principal Amount Paid	Unpaid Balance